UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________ Form 8-K ________________
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026
EASTMAN KODAK COMPANY (Exact name of Registrant as specified in its charter)
NEW JERSEY (State or other jurisdiction of incorporation)	1-87 (Commission File Number)	16-0417150 (IRS Employer Identification No.)
343 State Street Rochester, NY 14650 (Address of principal executive offices with zip code)
(800) 356-3259 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KODK	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Eastman Kodak Company (the “Company”) was held virtually on May 20, 2026 at 9:00 a.m. ET. The Company filed its definitive Proxy Statement for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on April 9, 2026. As of March 23, 2026, the record date for the Annual Meeting, there were 97,608,566 shares of common stock issued and outstanding, each representing the right to one vote. Accordingly, a total of 97,608,566 votes were entitled to be cast at the Annual Meeting. Holders of shares representing an aggregate of 82,135,317 votes were present or represented at the Annual Meeting, constituting a quorum for the transaction of business.

The results of the votes on matters submitted to shareholders at the Annual Meeting were as follows:

1.
Shareholders elected each of the Company’s nominees for director to serve a term of one year to expire at the 2027 Annual Meeting of shareholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James V. Continenza	58,487,014	8,616,958	114,693	14,916,652
David P. Bovenzi	66,694,802	407,799	116,064	14,916,652
Philippe D. Katz	65,855,852	1,247,453	115,360	14,916,652
Kathleen B. Lynch	66,657,101	430,581	130,983	14,916,652
Jason New	62,652,279	4,449,316	117,070	14,916,652
Darren L. Richman	66,949,546	146,529	122,590	14,916,652
Michael E. Sileck, Jr.	66,938,778	157,065	122,822	14,916,652

2.
Shareholders approved, through an advisory vote, the compensation of the Company’s Named Executive Officers (as set forth in the definitive Proxy Statement), as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,722,507	15,001,269	494,889	14,916,652

3.
Shareholders voted, on an advisory basis, for the frequency of future advisory votes on the compensation of our named executive officers to be as set forth below:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
39,558,616	15,226,550	12,319,099	114,400	14,916,652

4.
Shareholders approved the Third Amendment to the Amended and Restated 2013 Omnibus Incentive Plan of the Company, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,924,803	15,102,388	191,474	14,916,652

5.
Shareholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm as set forth below:

Votes For	Votes Against	Abstentions
81,948,733	106,339	80,245

In light of the results above and consistent with a determination of the Company’s Board of Directors, the Company will conduct an advisory vote on the compensation of its named executive officers every year until the next required shareholder vote on the frequency of such votes. The next required advisory vote on the frequency of future advisory votes on executive compensation will take place no later than the 2032 annual meeting of shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By: /s/ Roger W. Byrd

Name: Roger W. Byrd

Title: General Counsel, Secretary and Senior Vice President

Date: May 22, 2026